SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN VARIABLE ANNUITY FUNDS

I.              Evergreen VA Core Bond Fund (the “Fund”)

Effective January 5, 2010, the Fund is managed by Troy Ludgood and Thomas O’Connor, CFA. Accordingly, the section of the Fund’s prospectuses entitled "Fund Management – Portfolio Manager(s)" is revised to reflect the following:

VA Core Bond Fund

Name/Year Joined Fund	Role	Employer	Positions over Past Five Years
Troy Ludgood/2009	Senior Portfolio Manager	Wells Capital or predecessor firm 2004-Present	Senior Portfolio Manager
Thomas O’Connor, CFA/2009	Senior Portfolio Manager	Wells Capital or predecessor firm 2000-Present	Senior Portfolio Manager

January 5, 2010                                                                                                                     585743 RV1 (1/10)